                                                                                                     EXECUTION COPY

                                        Southern California Edison Company

                                                 2,000,000 Shares
                                             Series B Preference Stock
                                     (Non-Cumulative, $100 Liquidation Value)

                                              Underwriting Agreement

                                                                                                 New York, New York

                                                                                                 September 14, 2005

GOLDMAN, SACHS & CO.
85 Broad Street
New York, NY 10004

J.P. MORGAN SECURITIES INC.
270 Park Avenue
New York, NY 10017

LEHMAN BROTHERS INC.
745 Seventh Avenue
New York, NY 10019

As Representatives of the several Underwriters

Ladies and Gentlemen:

                  Southern California Edison Company, a corporation organized under the laws of the State of
California (the "Company"), proposes to sell to the several underwriters named in Schedule I hereto (the
"Underwriters"), for whom you (the "Representatives") are acting as representatives, an aggregate of 2,000,000 shares of Series B Preference Stock (Non-Cumulative, $100 Liquidation Value) (the "Securities"). To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires.  Any reference herein to the Registration Statement, a Preliminary Prospectus or
the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the
Registration Statement or the issue date of such Preliminary Prospectus or the Prospectus, as the case may be;
and any reference herein to the terms amend, amendment or supplement with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of any
Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.
Certain terms used herein are defined in Section 19 hereof.

1.       Representations and Warranties.  The Company represents and warrants to, and agrees with, each
Underwriter as set forth below in this Section 1.

(a)      The Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the
         Commission a registration statement (file number 333-123683) on Form S-3, including a related preliminary prospectus, for registration under the Act of the offering and sale of the Securities.  The
         Company may have filed one or more amendments thereto, including a related preliminary prospectus, each of which has previously been furnished to you.  The Company will next file with the Commission one of the following:  either (1) prior to the Effective Date of such registration statement, a further amendment to such registration statement, including the form of final prospectus or (2) after the
         Effective Date of such registration statement, a final prospectus in accordance with Rules 430A and
         424(b).  In the case of clause (2), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Prospectus.  As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A
         Information, together with all other such required information, and, except to the extent the
         Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

(b)      On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed
         (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein), the Prospectus
         (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; on the Effective Date and at the
         Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the
         Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any
         Underwriter through the Representatives specifically for inclusion in the Registration Statement or the
         Prospectus (or any supplement thereto).

(c)      The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company"
         as defined in the Investment Company Act of 1940, as amended.

(d)      The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of California with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction that requires such qualification.

(e)      There is no franchise, contract or other document of a character required to be described in the
         Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements in the Prospectus under the heading "Summary-- Southern California
         Edison Company" and the statements incorporated into the Prospectus from the sections entitled
         "Regulation" and "Environmental Matters" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (the "Form 10-K"), as supplemented by information contained in the Company's subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are incorporated into the Prospectus, fairly summarize the matters therein described in all material respects.

(f)      This Agreement has been duly authorized, executed and delivered by the Company.

(g)      The Securities conform in all material respects to the description thereof contained in the Prospectus;
         the Securities have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable.

(h)      No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained (i)
         under the Act, (ii) from the California Public Utilities Commission and (iii) such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the
         Securities by the Underwriters in the manner contemplated herein and in the Prospectus.

(i)      Neither the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the
         Company pursuant to, (i) the articles of incorporation or by-laws of the Company, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties.

(j)      The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries incorporated by reference in the Prospectus and the Registration Statement (the "Financial
         Statements") present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein).  The selected financial data set forth under the caption "Selected Financial
         Data" in the Company's Form 10-K, incorporated by reference in the Prospectus and Registration Statement fairly present, on the basis stated in the Form 10-K, the information included therein.  The financial information included or incorporated in the Prospectus complies with the requirements of Regulation G and Item 10(e) of Regulation S-K under the Act.

(k)      PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules for the year ended December 31, 2004 incorporated by reference in the
         Prospectus, are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

(l)      No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

(m)      The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(n)      The Company is not in violation or default of (i) any provision of its articles of incorporation or bylaws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties, as applicable (except, in the case of clauses (ii) and (iii), for such violations or defaults as would not, in the aggregate, have a
         Material Adverse Effect).

(o)      The Company possesses all licenses, certificates, permits and other authorizations issued by the appropriate national and local U.S. federal and state regulatory authorities necessary to conduct their respective businesses, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse
         Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

(p)      The Company is (i) in compliance with any and all applicable national and local U.S. federal and state laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received and are in compliance with all permits, licenses or other approvals required of them under applicable
         Environmental Laws to conduct their respective businesses and (iii) has not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus
         (exclusive of any supplement thereto).  Except as set forth in the Prospectus, the Company has not been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation,
         and Liability Act of 1980, as amended.

(q)      In the ordinary course of its business, the Company periodically reviews the effect of Environmental
         Laws on the business, operations and properties of the Company, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties).  On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse
         Effect, except as set forth in the Prospectus (exclusive of any supplement thereto).

(r)      No holders of securities of the Company have rights to the registration of such securities under the
         Registration Statement.

(s)      The Company owns or leases all such properties as are necessary to the conduct of its operations as presently conducted.

(t)      The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(u)      Except as set forth in the Prospectus (exclusive of any supplement thereto), the minimum funding standard under Section 302 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder ("ERISA"), has been satisfied by each "pension plan" (as defined in Section 3(2) of ERISA) which has been established or maintained by the Company and/or one or more of its subsidiaries, except where the failure to satisfy such standard would not have a Material Adverse Effect; each pension plan established or maintained by the Company and/or one or more of its subsidiaries, and the trust forming part of each such plan, has been determined by the Internal
         Revenue Service to be designed in accordance with Section 401 of the Code, and each such pension plan has subsequently been amended, and the Company believes that each such pension plan, as amended, is designed in compliance with Section 401 of the Code; each of the Company and its subsidiaries has fulfilled its obligations, if any, under Section 515 of ERISA; each pension plan and welfare plan established or maintained by the Company and/or one or more of its subsidiaries is in compliance in all material respects with the currently applicable provisions of ERISA, except in such cases where noncompliance would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has incurred or could reasonably be expected to incur any withdrawal liability under
         Section 4201 of ERISA,  any liability under Section 4062, 4063, or 4064 of ERISA, or any other liability under Title IV of ERISA.

(v)      Except as disclosed in the Registration Statement and the Prospectus, the Company (i) does not have any material lending or other relationship with any bank or lending affiliate of the Underwriters and
         (ii) does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of the Underwriters.

(w)      There is and has been no failure on the part of the Company and any of the Company's directors or officers, in their capacities as such, to comply with Section 401 of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes Oxley Act") related to loans.

                  Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

2.       Purchase and Sale.  Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, (a) at a purchase price of $98.25 per share, the amount of the Securities set forth opposite such Underwriter's name in Schedule I hereto; and (b) the Underwriters agree to reimburse the Company  $365,000 of the Company's expenses related to the offering.

3.       Delivery and Payment.  Delivery of and payment for the Securities shall be made at 10:00 AM, New York
City time, on September 21, 2005 or at such time on such later date not more than five Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date").  Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several
Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company.  Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

4.       Offering by Underwriters.  It is understood that the several Underwriters propose to offer the
Securities for sale to the public as set forth in the Prospectus.

5.       Agreements.  The Company agrees with the several Underwriters that:

(a)      The Company will use its best efforts to cause the Registration Statement, if not effective at the
         Execution Time, and any amendment thereof, to become effective.  Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object.  Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed in a form  approved by the Representatives with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the
         Representatives of such timely filing.  The Company will promptly advise the Representatives (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective,
         (2) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the
         Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the
         Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration
         Statement, or for any supplement to the Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the
         Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose.  The
         Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

(b)      If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the Exchange
         Act or the respective rules thereunder, the Company promptly will (1) notify the Representatives of such event; (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this
         Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance; and (3) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

(c)      As soon as practicable, the Company will make generally available to its security holders and to the
         Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

(d)      The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an
         Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the
         Prospectus and any supplement thereto as the Representatives may reasonably request.  The Company will pay the expenses of printing or other production of all documents relating to the offering.

(e)      The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay any fee of the National
         Association of Securities Dealers, Inc., in connection with its review of the offering; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities in any jurisdiction where it is not now so subject.

(f)      The Company will not, without the prior written consent of the Representatives, offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, (i) any preferred securities issued or guaranteed by the Company or (ii) shares of any class of capital stock of the Company (other than the Securities) which is preferred as to the payment of dividends, or as to the distribution of assets upon any liquidation or dissolution of the Company, over shares of any other class of capital stock of the Company or publicly announce an intention to effect any such transaction for a period commencing on the date hereof and ending on the Closing Date.

(g)      The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

6.       Conditions to the Obligations of the Underwriters.  The obligations of the Underwriters to purchase the
Securities and to reimburse the Company for expenses, as described in Section 2 hereof, shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution
Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a)      If the Registration Statement has not become effective prior to the Execution Time, unless the
         Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

(b)      The Company shall have requested and caused Barbara E. Mathews, Vice President and Associate General
         Counsel of the Company, to have furnished to the Representatives her opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

        (i)  The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California;

        (ii) The Company has the corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, as described in the Prospectus;

        (iii)The Company has all requisite corporate power and authority, has taken all requisite corporate action, and has received and is in compliance with all governmental, judicial and other authorizations, approvals and orders necessary to enter into and perform the Underwriting Agreement and to offer, issue, sell and deliver the Securities;

        (iv) The Company's authorized equity capitalization is as set forth or incorporated by reference in the
             Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained or incorporated by reference in the Prospectus; the outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities; and except as set forth or incorporated by reference in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interest in the Company are outstanding;

        (v)  to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the
             Company or any of its subsidiaries or its or their property which is not adequately disclosed in the Prospectus, except in each case for such proceedings that, if the subject of an unfavorable decision, ruling or finding, would not singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), prospects, earnings, business, properties or results of operations of the Company, and there is no franchise, contract or other document of a character required to be described in the Registration
             Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements included or incorporated by reference in the Prospectus under the headings "Legal Matters" and "Summary-- Southern California Edison Company" or incorporated by reference into the Prospectus from the sections entitled "Regulation" and "Environmental
             Matters" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31,
             2004, as supplemented by information contained in the Company's subsequent Quarterly Reports on
             Form 10-Q and Current Reports on Form 8-K, which are incorporated by reference in the
             Prospectus, fairly summarize the matters therein described in all material respects; and the statements set forth in the Prospectus Supplement under the heading "Certain Terms of the
             Shares" and in the base prospectus under the heading "Description of the Preference Stock,"
             insofar as those statements purport to summarize certain provisions of the Securities, are accurate summaries in all material respects;

        (vi) the Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus
             (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder;

        (vii)this Agreement has been duly authorized, executed and delivered by the Company;

        (viii)the Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" as defined in the Investment Company Act of 1940, as amended;

        (ix) no consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained (i) under the Act, (ii) from the California Public Utilities Commission and (iii) such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this
             Agreement and in the Prospectus and such other approvals (specified in such opinion) as have been obtained;

        (x)  neither the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, (i) the articles of incorporation or by-laws of the Company,
             (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the
             Company is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties; and

        (xi) no holders of securities of the Company have rights to the registration of such securities under the
             Registration Statement.

         Such opinion will also include language to the effect that counsel has no reason to believe that on the
         Effective Date or the date the Registration Statement was last deemed amended the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of California or the Federal laws of the United States, to the extent she deems proper and specified in such opinion, upon the opinion of other counsel of good standing whom she believes to be reliable and who are satisfactory to counsel for the Underwriters and
         (B) as to matters of fact, to the extent she deems proper, on certificates of responsible officers of the Company and public officials.  Such counsel may render such opinion subject to such exceptions and qualifications as are reasonable or customary under the circumstances and acceptable to counsel for the
         Underwriters.  References to the Prospectus in this paragraph (b) shall also include any supplements thereto at the Closing Date.

(c)      The Representatives shall have received from Cleary Gottlieb Steen & Hamilton LLP, counsel for the
         Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(d)      The Company shall have furnished to the Representatives a certificate of the Company, signed by the
         Senior Vice President and Chief Financial Officer of the Company, dated the Closing Date, to the effect that he has carefully examined the Registration Statement, the Prospectus, any supplements to the
         Prospectus and this Agreement and that:

        (i)   the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

        (ii)  no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened;
              and

        (iii) since the date of the most recent financial statements included or incorporated by reference in the
              Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the
              Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus
              (exclusive of any supplement thereto).

(e)      The Company shall have requested and caused PricewaterhouseCoopers LLP to have furnished to the
         Representatives, at the Execution Time and at the Closing Date, letters, dated respectively as of the
         Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives,

         confirming that they are independent registered public accounting firm with respect to the Company within the meaning of the Act and the applicable rules and regulations thereunder adopted by the
         Commission and the Public Company Accounting Oversight Board (United States), and that they have performed a review of the unaudited interim financial information of the Company for the three-month period ended June 30, 2005, and as at June 30, 2005 in accordance with Statement on Auditing Standards
         No. 100,  stating in effect that:

        (i)   in their opinion the audited consolidated financial statements and financial statement schedules of the
              Company audited by them and included or incorporated by reference in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;

        (ii)  on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; their limited review, in accordance with standards established under
              Statement on Auditing Standards No. 100, of the unaudited interim financial information for the three month period ended June 30, 2005, and as at June 30, 2005, incorporated by reference in the Registration Statement and the Prospectus; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and the executive, finance, compensation and audit committees of the Company, and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the
              Company and its subsidiaries as to transactions and events subsequent to December 31, 2004, nothing came to their attention which caused them to believe that:

              (1)  any unaudited financial statements included or incorporated by reference in the Registration and the Prospectus do not comply as to form in all material respects with applicable
                   Statement accounting requirements of the Act and with the related rules and regulations adopted by the Commission with respect to financial statements included or incorporated by reference in Quarterly Reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration
                   Statement and the Prospectus; or

              (2)  with respect to the period subsequent to June 30, 2005, there were any changes, at a specified date notmore than five days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries or common stock of the Company or decreases in the consolidated net current assets (working capital) or shareholders equity of the
                   Company as compared with the amounts shown on the June 30, 2005, consolidated balance sheet included or incorporated by reference in the Registration Statement and the
                   Prospectus, or for the period from July 1, 2005 to the most recent month end for which the financial statements are available there were any decreases, as compared with the corresponding period in the preceding year and quarter in total consolidated operating revenue, operating income, net income before taxes or net income available for common stock of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; and

        (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Prospectus and in Exhibit
              12 to the Registration Statement, including the information set forth under the caption
              "Selected Financial Information" incorporated by reference in the Prospectus, the information included or incorporated by reference in Items 1, 2, 6, 7 and 11 of the Company's Annual Report
              on Form 10-K, incorporated by reference in the Registration Statement and the Prospectus, and
              the information included in the "Management's Discussion and Analysis of Financial Condition
              and Results of Operations" included or incorporated by reference in the Company's Quarterly
              Reports on Form 10-Q, incorporated by reference in the Registration Statement and the
              Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

              References to the Prospectus in this paragraph (e) include any supplement thereto at the date of the letter.

(f)      Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the
         Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the
         Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause
         (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

(g)      Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the
         Company's debt securities or preferred securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

(h)      Prior to the  Closing  Date,  the  Company  shall  have  furnished  to the  Representatives  such  further information, certificates and documents as the Representatives may reasonably request.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this
Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the
Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives.  Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

                  The documents required to be delivered by this Section 6 shall be delivered at the office of
Cleary Gottlieb Steen & Hamilton LLP, counsel for the Underwriters, at One Liberty Plaza, New York, NY, on the
Closing Date.

7.       Reimbursement of Underwriters' Expenses.  If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through
Lehman Brothers Inc. on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the
Securities.

8.       Indemnification and Contribution.  (a) The Company agrees to indemnify and hold harmless each
Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any
Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the
Representatives specifically for inclusion therein.  This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b)      Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the
Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity.  This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.  The Company acknowledges that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities and, under the heading
"Underwriting," (i) the list of Underwriters and their respective participation in the sale of the Securities,
(ii) the sentences related to concessions and reallowances and (iii) the paragraph related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any
Preliminary Prospectus or the Prospectus.

(c)      Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above.  The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below);
provided, however, that such counsel shall be satisfactory to the indemnified party.  Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest,
(ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party.  An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder
(whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

(d)      In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the
Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder.
If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations.  Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus.  Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above.  Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this
Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such
Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

9.       Default by an Underwriter.  If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining
Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or
Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of
Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the principal amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting
Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company.  In the event of a default by any Underwriter as set forth in this
Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the
Representatives shall determine in order that the required changes in the Registration Statement and the
Prospectus or in any other documents or arrangements may be effected.  Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

10.      Certain Acknowledgements by the Company.  The Company acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm's length contractual counterparty to the Company with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering)
and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person.  Additionally, neither the Representative nor any other Underwriter is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction.  The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company with respect thereto. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the
Underwriters and shall not be on behalf of the Company.

11.      Termination.  This Agreement shall be subject to termination in the absolute discretion of the
Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the
Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

12.      Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities.  The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

13.      Notices.  All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or sent by facsimile transmission to each of Goldman, Sachs & Co.,
1 New York Plaza, 42nd Floor, New York, New York 10004, Attention:  Registration Dept. (fax no. (212) 902-3000)
and confirmed to the General Counsel, Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004,
Attention:  General Counsel; J.P. Morgan Securities Inc., 270 Park Avenue, New York, New York 10017, Attention:
High Grade Syndicate Desk, 8th Floor (fax no. (212) 834-6081); and Lehman Brothers Inc., 745 Seventh Avenue, New
York, New York  10019, Attention:  Debt Capital Markets, Power Group (fax no. (212) 526-0943); if sent to the
Company, will be mailed, delivered or sent by facsimile transmission to Southern California Edison Company,
Assistant Treasurer, 2244 Walnut Grove Ave., Rosemead, CA 91770 (fax no. (626) 302-1472) and confirmed to the attention of the General Counsel at the same address, c/o Michael A. Henry (fax no. (626) 302-2610).

14.      Successors.  This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in
Section 8 hereof, and no other person will have any right or obligation hereunder.

15.      Applicable Law and Waiver of Jury Trial.  (a) This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the
State of New York.

(b)      The Company and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this
Agreement or the transactions contemplated hereby.

16.      Counterparts.  This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

17.      Entire Agreement.  This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

18.      Headings.  The section headings used herein are for convenience only and shall not affect the construction hereof.

19.      Definitions.  The terms which follow, when used in this Agreement, shall have the meanings indicated.

                  "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the
         Commission promulgated thereunder.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York
         City.

                  "Commission" shall mean the Securities and Exchange Commission.

                  "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

                  "Material Adverse Effect" shall mean, with respect to the Company, any effect that is materially adverse to the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

                  "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph 1(a)
         above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information.

                  "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the
         Effective Date.

                  "Registration Statement" shall mean the registration statement referred to in paragraph 1(a)
         above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b)
         Registration Statement, as the case may be.  Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

                  "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

                  "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to
         Rule 430A.

                  "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

                  If the foregoing is in  accordance  with your  understanding  of our  agreement,  please sign and return to us the enclosed  duplicate  hereof,  whereupon this letter and your acceptance  shall represent a binding agreement among the Company and the several Underwriters.

                                                              Very truly yours,

                                                              SOUTHERN CALIFORNIA EDISON COMPANY

                                                              By: /s/ Mary C. Simpson
                                                                  ----------------------------------------
                                                                  Name:   Mary C. Simpson
                                                                  Title:  Assistant Treasurer

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

GOLDMAN, SACHS & CO.

By:  /s/ Goldman, Sachs & Co.
     ---------------------------------------
          (Goldman, Sachs & Co.)

J.P. MORGAN SECURITIES INC.

By:  /s/ Robert Bottamedi
     ---------------------------------------
     Name:  Robert Bottamedi
     Title: Vice President

LEHMAN BROTHERS INC.

By:  /s/ Martin Goldberg
     ---------------------------------------
     Name:   Martin Goldberg
     Title:  Senior Vice President

For themselves and the other
several Underwriters named in
Schedule I to the foregoing
Agreement.

Page

                                                    SCHEDULE I
                                                    ----------

                                                                                        Number of Securities to
                                                                                                   be
Underwriter                                                                                    Purchased
-----------                                                                             -----------------------
Goldman, Sachs & Co............................................                                    500,000
J.P. Morgan Securities Inc.....................................                                    500,000
Lehman Brothers Inc............................................                                    500,000
ABN AMRO Incorporated..........................................                                    125,000
BNY Capital Markets, Inc.......................................                                    125,000
Deutsche Bank Securities Inc...................................                                    125,000
Merrill Lynch, Pierce, Fenner & Smith
       Incorporated............................................                                    125,000
                                                                                                 ---------
          Total................................................                                  2,000,000
                                                                                                 =========

===================================================================================================================